SUPPLEMENT DATED MARCH 4, 2009

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY ACCOLADE AND FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding changes to investment options that are available under your Contract.

On or about May 1, 2009, the names of the following investment options will be changed to:

Old Name	New Name

Credit Suisse Trust International Focus Portfolio	Credit Suisse Trust International Equity Flex I Portfolio

Credit Suisse Trust Global Small Cap Portfolio	Credit Suisse Trust International Equity Flex II Portfolio

Credit Suisse Trust Emerging Markets Portfolio	Credit Suisse Trust International Equity Flex III Portfolio

Credit Suisse Trust Small Cap Core I Portfolio	Credit Suisse Trust U.S. Equity Flex I Portfolio

Please retain this supplement with your prospectus for future reference.

Focus, Accolade, Futurity 3/09